                                                             Exhibit 99(m)(2)(a)

                                 JPMORGAN FUNDS
                          COMBINED AMENDED AND RESTATED
                                DISTRIBUTION PLAN

     SECTION 1. This Combined Amended and Restated Distribution Plan ("Plan") has been adopted by each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each referred to herein as the "Trust"), with respect to one or more series of the Trust as listed in Schedule B to this Plan (each a "Fund"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), and relates to the classes of shares of beneficial interest ("Shares") specified in Schedule B (each a "Class"). This Plan represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the Classes of Shares specified in Schedule B.

     SECTION 2. Each Fund may incur with respect to a Class, expenses at the annual rate listed under the column "Distribution Fee" on Schedule B, subject to the limitations imposed, from time to time, by applicable rules of the National Association of Securities Dealers, Inc. ("NASD") on each Fund and its distributor ("Distributor").

     SECTION 3. Amounts set forth under the column "Distribution Fee" on Schedule B may be used to finance any activity that is primarily intended to result in the sale of the Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from the Distributor's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of the Distributor, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of the Distributor and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management;
(viii) the costs of administering this Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. To the extent that amounts paid hereunder are not used specifically to reimburse the Distributor for any such cost or expense, such amounts may be treated as compensation for the Distributor's distribution-related services. All amounts expended pursuant to the Plan shall be paid to the Distributor and are the legal obligation of the applicable Fund and not of the Distributor.

     SECTION 4. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both (a) the Board of Trustees of the Trust with respect to each Fund and (b) those trustees of the Trust who are not "interested persons" of each Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it ("Non-Interested Trustees"), cast in person at a meeting called, among other things, for the purpose of voting on this Plan or such agreements.

     SECTION 5. Unless sooner terminated pursuant to Section 7 of this Plan, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 4 of this Plan.

     SECTION 6. The Distributor shall provide to the Board of Trustees and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended in accordance with the Plan and the purposes for which such expenditures were made.

     SECTION 7. This Plan may be terminated at any time with respect to any Class by vote of a majority of the Non-Interested Trustees, or by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Class.

     SECTION 8. Any agreement related to this Plan shall be made in writing and shall provide:

            (a) that, with respect to any Fund or Class, such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Non-Interested Trustees or by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund or Class, on not more than sixty (60) days' written notice to any other party to the agreement; and

            (b) that such agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     SECTION 9. This Plan may not be amended with respect to any Class of any Fund to increase materially the amount of distribution expenses provided for in the column "Distribution Fee" on Schedule B hereto unless such amendment is approved by a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Class, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 4 of this Plan.

Adopted: August 19, 2004, as amended effective February 19, 2005, as further amended effective August 11, 2005.

                                   SCHEDULE A
                                 JPMORGAN FUNDS
                 COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
                         (AMENDED AS OF AUGUST 11, 2005)

NAME OF ENTITY                                 STATE AND FORM OF ORGANIZATION
--------------------------------------------------------------------------------
J.P. Morgan Fleming Mutual Fund Group, Inc.    Maryland corporation
J.P. Morgan Mutual Fund Group                  Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust       Massachusetts business trust
JPMorgan Trust I                               Delaware statutory trust
JPMorgan Trust II                              Delaware statutory trust
Undiscovered Managers Funds                    Massachusetts business trust

                                   SCHEDULE B
                                 JPMORGAN FUNDS
                 COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
                         (AMENDED AS OF AUGUST 11, 2005)

MONEY MARKET FUNDS

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities     JPMorgan 100% U.S. Treasury            Morgan                     0.10%
Money Market Fund                          Securities Money Market Fund
                                                                                 Reserve                     0.25%
JPMorgan California Municipal Money        JPMorgan California Tax Free           Morgan                     0.10%
Market Fund                                Money Market Fund
JPMorgan Federal Money Market Fund         JPMorgan Federal Money Market          Morgan                     0.10%
                                           Fund
                                                                                 Reserve                     0.25%
JPMorgan Liquid Assets Money Market Fund   One Group Prime Money Market          Reserve                     0.25%
                                           Fund
                                                                                  Morgan                     0.10%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
                                                                                 Service                     0.60%
JPMorgan Michigan Municipal Money          One Group Michigan Municipal          Reserve                     0.25%
Market Fund                                Money Market Fund
                                                                                  Morgan                     0.10%
JPMorgan Municipal Money Market Fund       One Group Municipal Money             Reserve                     0.25%
                                           Market Fund
                                                                                  Morgan                     0.10%
                                                                                 Service                     0.60%
JPMorgan New York Municipal Money          JPMorgan New York Tax Free             Morgan                     0.10%
Market Fund                                Money Market Fund
                                                                                 Reserve                     0.25%
JPMorgan Prime Money Market Fund           JPMorgan Prime Money Market           Reserve                     0.25%
                                           Fund
                                                                             Cash Management                 0.50%
                                                                                 Class B                     0.75%

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class C                     0.75%
JPMorgan Ohio Municipal Money Market       One Group Ohio Municipal Money        Reserve                     0.25%
Fund                                       Market Fund
                                                                                  Morgan                     0.10%
JPMorgan Tax Free Money Market Fund        JPMorgan Tax Free Money Market         Morgan                     0.10%
                                           Fund
                                                                                 Reserve                     0.25%
JPMorgan U.S. Government Money Market      One Group Government Money            Reserve                     0.25%
Fund                                       Market Fund
                                                                                  Morgan                     0.10%
                                                                                 Service                     0.60%

JPMorgan U.S. Treasury Plus Money          One Group U.S. Treasury               Reserve                     0.25%
Market Fund                                Securities Money Market Fund
                                                                                  Morgan                     0.10%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%

EQUITY FUNDS

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
Highbridge Statistical Market Neutral      N/A                                   Class A                     0.25%
Fund (effective 10/31/05)
                                                                                 Class C                     0.75%
JPMorgan Asia Equity Fund                  JPMorgan Fleming Asia Equity          Class A                     0.25%
                                           Fund
JPMorgan Capital Growth Fund               JPMorgan Capital Growth Fund          Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Disciplined Equity Fund           JPMorgan Disciplined Equity           Class A                     0.25%
                                           Fund
JPMorgan Diversified Fund                  JPMorgan Diversified Fund             Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
JPMorgan Diversified Mid Cap Growth        One Group Mid Cap Growth Fund         Class A                     0.25%
Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Diversified Mid Cap Value Fund    One Group Mid Cap Value Fund          Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Dynamic Small Cap Fund            JPMorgan Dynamic Small Cap Fund       Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Emerging Markets Equity Fund      JPMorgan Fleming Emerging             Class A                     0.25%
                                           Markets Equity Fund
                                                                                 Class B                     0.75%
JPMorgan Equity Income Fund                One Group Equity Income Fund          Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Equity Index Fund                 One Group Equity Index Fund           Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Global Healthcare Fund            JPMorgan Global Healthcare Fund       Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Growth and Income Fund            JPMorgan Growth and Income Fund       Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan International Equity Fund         JPMorgan Fleming International        Class A                     0.25%
                                           Equity Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan International Equity Index        One Group International Equity        Class A                     0.25%
Fund                                       Index Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan International Growth Fund         JPMorgan Fleming International        Class A                     0.25%
                                           Growth Fund
                                                                                 Class B                     0.75%
JPMorgan International Opportunities       JPMorgan Fleming International        Class A                     0.25%
Fund                                       Opportunities Fund
                                                                                 Class B                     0.75%

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
JPMorgan International Small Cap Equity    JPMorgan Fleming International        Class A                     0.25%
Fund                                       Small Cap Equity Fund
                                                                                 Class B                     0.75%
JPMorgan International Value Fund          JPMorgan Fleming International        Class A                     0.25%
                                           Value Fund
                                                                                 Class B                     0.75%
JPMorgan Intrepid America Fund             JPMorgan Intrepid America Fund        Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%

JPMorgan Intrepid Contrarian Fund          JPMorgan Intrepid Investor Fund       Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Intrepid European Fund            JPMorgan Fleming Intrepid             Class A                     0.25%
                                           European Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Intrepid Growth Fund              JPMorgan Intrepid Growth Fund         Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Intrepid Mid Cap Fund             One Group Diversified Mid Cap         Class A                     0.25%
                                           Fund & JPMorgan Diversified
                                           Mid Cap Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Intrepid Value Fund               JPMorgan Intrepid Value Fund          Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Investor Balanced Fund            One Group Investor Balanced           Class A                     0.25%
                                           Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Investor Conservative Growth      One Group Investor                    Class A                     0.25%
Fund                                       Conservative Growth Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Investor Growth Fund              One Group Investor Growth Fund        Class A                     0.25%
                                                                                 Class B                     0.75%

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class C                     0.75%
JPMorgan Investor Growth & Income Fund     One Group Investor Growth &           Class A                     0.25%
                                           Income Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Japan Fund                        JPMorgan Fleming Japan Fund           Class A                     0.25%
                                                                                 Class B                     0.75%
JPMorgan Large Cap Growth Fund             One Group Large Cap Growth            Class A                     0.25%
                                           Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Large Cap Value Fund              One Group Large Cap Value Fund        Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Market Expansion Index Fund       One Group Market Expansion            Class A                     0.25%
                                           Index Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Market Neutral Fund               JPMorgan Market Neutral Fund          Class A                     0.25%
                                                                                 Class B                     0.75%
JPMorgan Micro Cap Fund (effective         N/A                                   Class A                     0.25%
10/31/05)
                                                                                 Class C                     0.75%
JPMorgan Mid Cap Equity Fund               JPMorgan Mid Cap Equity Fund          Class A                     0.25%
                                                                                 Class B                     0.75%
JPMorgan Growth Advantage Fund             JPMorgan Mid Cap Growth Fund          Class A                     0.25%
                                                                                 Class B                     0.75%
JPMorgan Mid Cap Value Fund                JPMorgan Mid Cap Value Fund           Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Multi-Cap Market Neutral Fund     One Group Market Neutral Fund         Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Small Cap Equity Fund             JPMorgan Small Cap Equity Fund        Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Small Cap Growth Fund             One Group Small Cap Growth            Class A                     0.25%
                                           Fund

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Small Cap Value Fund              One Group Small Cap Value Fund        Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Strategic Small Cap Value Fund    One Group Strategic Small Cap         Class A                     0.25%
                                           Value Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%

JPMorgan Tax Aware International           JPMorgan Fleming Tax Aware            Class A                     0.25%
Opportunities Fund                         International Opportunities
                                           Fund
JPMorgan Tax Aware U.S. Equity Fund        JPMorgan Tax Aware U.S. Equity        Class A                     0.25%
                                           Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Technology Fund                   One Group Technology Fund             Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan U.S. Equity Fund                  JPMorgan U.S. Equity Fund             Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan U.S. Large Cap Core Plus Fund     N/A                                   Class A                     0.25%
(effective 9/30/05)
                                                                                 Class C                     0.75%
JPMorgan U.S. Real Estate Fund             One Group Real Estate Fund            Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Value Advantage Fund              N/A                                   Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
Undiscovered Managers Behavioral Growth    Undiscovered Managers                 Class A                     0.25%
Fund                                       Behavioral Growth Fund

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
                                                                                 Investor                    0.35%(1)
Undiscovered Managers Behavioral Value     Undiscovered Managers                 Class A                     0.25%
Fund                                       Behavioral Value Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
Undiscovered Managers REIT Fund            Undiscovered Managers REIT Fund       Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
Undiscovered Managers Small Cap Growth     UM Small Cap Growth Fund              Class A                     0.25%
Fund

FIXED INCOME FUNDS

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
JPMorgan Arizona Municipal Bond Fund       One Group Arizona Municipal           Class A                     0.25%
                                           Bond Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Bond Fund                         JPMorgan Bond Fund                    Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Core Bond Fund                    One Group Bond Fund                   Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Core Plus Bond Fund               One Group Income Bond Fund            Class A                     0.25%

----------
(1) This amount represents the combined amount that may be paid by the Investor Shares of the Fund under the Distribution Plan and the Shareholder Servicing Agreement.

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan California Tax Free Bond Fund     JPMorgan California Bond Fund         Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Enhanced Income Fund              JPMorgan Enhanced Income Fund         Class A                     0.25%
JPMorgan Global Strategic Income Fund      JPMorgan Global Strategic             Class A                     0.25%
                                           Income Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
                                                                                 Class M                     0.50%
JPMorgan Government Bond Fund              One Group Government Bond Fund        Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan High Yield Bond Fund              One Group High Yield Bond Fund        Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Intermediate Bond Fund            One Group Intermediate Bond           Class A                     0.25%
                                           Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%

JPMorgan Intermediate Tax Free Bond Fund   JPMorgan Intermediate Tax Free        Class A                     0.25%
                                           Income Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Kentucky Municipal Bond Fund      One Group Kentucky Municipal          Class A                     0.25%
                                           Bond Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Louisiana Municipal Bond Fund     One Group Louisiana Municipal         Class A                     0.25%
                                           Bond Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Michigan Municipal Bond Fund      One Group Michigan Municipal          Class A                     0.25%
                                           Bond Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Mortgage-Backed Securities        One Group Mortgage-Backed             Class A                     0.25%
Fund                                       Securities Fund

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
JPMorgan Municipal Income Fund             One Group Municipal Income            Class A                     0.25%
                                           Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan New Jersey Tax Free Bond Fund     JPMorgan New Jersey Tax Free          Class A                     0.25%
                                           Income Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan New York Tax Free Bond Fund       JPMorgan New York Intermediate        Class A                     0.25%
                                           Tax Free Income Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Ohio Municipal Bond Fund          One Group Ohio Municipal Bond         Class A                     0.25%
                                           Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Real Return Fund                  N/A                                   Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Short Duration Bond Fund          One Group Short-Term Bond Fund        Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Short Term Bond Fund              JPMorgan Short Term Bond Fund         Class A                     0.25%
JPMorgan Short Term Bond Fund II           JPMorgan Short Term Bond Fund II      Class A                     0.25%
                                                                                 Class M                     0.35%

JPMorgan Short Term Municipal Bond Fund    One Group Short-Term Municipal        Class A                     0.25%
                                           Bond Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Tax Aware Enhanced Income Fund    JPMorgan Tax Aware Enhanced           Class A                     0.25%
                                           Income Fund
JPMorgan Tax Aware Real Income Fund        JPMorgan Tax Aware Real Income        Class A                     0.25%
                                           Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Tax Aware Real Return Fund        N/A                                   Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Tax Free Bond Fund                One Group Tax-Free Bond Fund          Class A                     0.25%
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Treasury & Agency Fund            One Group Treasury & Agency           Class A                     0.25%
                                           Fund

                                                                                                      DISTRIBUTION FEE
                                                                                                 (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY
                                                                                                 NET ASSETS OF EACH CLASS OF
CURRENT NAME                               FORMER NAME                         SHARE CLASS                 SHARES)
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan Ultra Short Term Bond Fund        One Group Ultra Short-Term            Class A                     0.25%
                                           Bond Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%
JPMorgan West Virginia Municipal Bond      One Group West Virginia               Class A                     0.25%
Fund                                       Municipal Bond Fund
                                                                                 Class B                     0.75%
                                                                                 Class C                     0.75%

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